EXHIBIT 32.2

HORIZON OFFSHORE, INC. AND SUBSIDIARIES
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, David W. Sharp, Chief Financial Officer of Horizon Offshore, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1.     The Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by such Report.

Date: November 13, 2003	/s/ David W. Sharp David W. Sharp Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Horizon Offshore, Inc. and will be retained by Horizon Offshore, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.